                                                                   EXHIBIT 10.23

                                 FIRST AMENDMENT
                                       TO
                                MASTER AGREEMENT

         This First Amendment to Master Agreement (this "Amendment"), dated as of September 30, 1998, is entered into among CHOICEPOINT INC., a Georgia corporation, as Lessee and Guarantor; SUNTRUST BANKS, INC., a Georgia corporation, as Lessor; and SUNTRUST BANK, ATLANTA, a Georgia banking corporation, as Agent.

                              W I T N E S S E T H:

         WHEREAS, the Lessee, the Lessor and the Agent have entered into that certain Master Agreement dated as of July 31, 1997, as amended (the "Master Agreement") (capitalized terms used herein without definition shall have the meanings ascribed to them in Appendix A to the Master Agreement); and

         WHEREAS, the parties hereto desire to enter into this Amendment in order to amend the Master Agreement with respect to the matters provided for in this Amendment.

         NOW, THEREFORE, in consideration of the foregoing premises, the mutual terms and conditions herein contained, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1. Modifications to Master Agreement. The parties hereto amend the Master Agreement as follows:

                  1.1 Section 2.2(c) of the Master Agreement is amended by increasing the dollar amount in clause (y) thereof from $22,000,000 to $24,000,000.

                  1.2 Schedule 2.2 to the Master Agreement is amended by increasing the amount of the Lessor Commitment set forth therein from $22,000,000 to $24,000,000 and to read in its entirety in the form attached to this Amendment.

         Section 2. Representations and Warranties. Lessee represents and warrants to each of the other parties hereto that each of the representations and warranties of Lessee contained in the Master Agreement and in each other Operative Document is true and correct in all material respects on the Effective Date, with the same effect as though made on and as of the Effective Date and, for purposes of this paragraph, all references in such representations and warranties to the "Operative Documents" shall be deemed to include this Amendment.

         Section 3. Effectiveness. Subject to the execution and delivery of this Amendment by all parties hereto, this Amendment shall be deemed effective on the date set forth in the preamble to this Amendment (the "Effective Date").

         Section 4. GOVERNING LAW. THIS AMENDMENT HAS BEEN DELIVERED IN, AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

         Section 5. References. All references to the words "Master Agreement" shall hereinafter refer to the Master Agreement as amended by this Amendment.

         Section 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each executed counterpart constituting an original but all together one agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Master Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                         CHOICEPOINT INC., as the Lessee




                                         By: /s/ Doug C. Curling
                                            ------------------------------------
                                         Name Printed: Doug c. Curling
                                                      --------------------------
                                         Title:
                                               ---------------------------------

                                         SUNTRUST BANKS, INC., as Lessor



                                         By: /s/ Ashleigh R. Baucom
                                            ------------------------------------
                                         Name Printed: Ashleigh R. Baucom
                                                      --------------------------
                                         Title: Banking Officer
                                               ---------------------------------

                                         SUNTRUST BANK, ATLANTA, as Agent


                                         By: /s/ J. Christopher Deisley
                                            ------------------------------------
                                         Name Printed: J. Christopher Deisley
                                                      --------------------------
                                         Title: First Vice President
                                               ---------------------------------


                                         By: /s/ Ashleigh R. Baucom
                                            ------------------------------------
                                         Name Printed: Ashleigh R. Baucom
                                                      --------------------------
                                         Title: Banking Officer
                                               ---------------------------------

                              AMENDED SCHEDULE 2.2


                            PAYMENT INSTRUCTIONS AND
                    AMOUNT OF EACH FUNDING PARTY'S COMMITMENT



Lessor Commitment Percentage:               100%

                                          Lender Commitment Percentage:
                                              zero

Lessor Commitment:  $24,000,000

Lender Commitment:  zero